Filed with the Securities and Exchange Commission on December 2, 2016

1933 Act Registration File No. 333-182417

1940 Act File No. 811-22718

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [ X ]

[ ] Pre-Effective Amendment No.

[ X ] Post-Effective Amendment No. 109

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ X ]

[ X ] Amendment No. 112

(Check appropriate box or boxes.)

TWO ROADS SHARED TRUST

(Exact Name of Registrant as Specified in Charter)

17605 Wright Street, Suite 2

Omaha, NE  68130

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:

402-895-1600

The Corporation Trust Company

1209 Orange Street

Wilmington, DE  19801

(Name and Address of Agent for Service)

Copy to:

Joshua Deringer Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103	Richard A. Malinowski Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 11788

It is proposed that this filing will become effective (check appropriate box)

[X]   immediately upon filing pursuant to paragraph (b)

[   ]   on (date) pursuant to paragraph (b)

[   ]   60 days after filing pursuant to paragraph (a)(l)

[   ]   on (date) pursuant to paragraph (a)(l)

[ ]   75 days after filing pursuant to paragraph (a)(2)

[   ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

[   ]   as soon as practicable after the effective date of this registration statement

If appropriate, check the following box: [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

RVX Emerging

Markets Equity Opportunity Fund

PROSPECTUS

December 2, 2016

Class A	RVEAX
Class I	RVEIX
Investor Class	RVEDX

rvxfunds.com

1-844-330-6747

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Investment Risks	3
Performance	7
Investment Adviser	7
Portfolio Managers	7
Purchase and Sale of Fund Shares	8
Tax Information	8
Payments to Broker-Dealers and Other Financial Intermediaries	8
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	8
Investment Objective	8
Principal Investment Strategies	8
Principal Risk Factors	9
Portfolio Holdings Disclosure	17
MANAGEMENT	17
Investment Adviser	17
Portfolio Managers	17
Changes of Investment Policies	18
HOW SHARES ARE PRICED	18
HOW TO PURCHASE SHARES	19
HOW TO REDEEM SHARES	23
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	25
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	26
DISTRIBUTION OF SHARES	26
Distributor	26
Distribution Fees	27
Additional Compensation to Financial Intermediaries	27
Householding	27
FINANCIAL HIGHLIGHTS	27
PRIVACY NOTICE	28

FUND SUMMARY

Investment Objective: The RVX Emerging Markets Equity Opportunity Fund (the “Fund”) seeks long-term capital appreciation through investments in equity securities of emerging market companies.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and the section entitled How to Purchase Shares in this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None	None
Maximum Sales Charge (Load) Imposed On Reinvested Dividends and other Distributions	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%	1.10%
Distribution and Service (12b-1) Fees	0.25%	None	0.25%
Other Expenses(1)	0.59%	0.59%	0.59%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.95%	1.70%	1.95%
Fee Waiver and Expense Reimbursement	(0.29)%	(0.34)%	(0.29)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.66%	1.36%	1.66%

(1)	Based on estimated amounts for the current fiscal year.
(2)	The Fund’s adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least March 1, 2018 to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.65%, 1.35% and 1.65% of average daily net assets attributable to Class A shares, Class I shares and Investor Class shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits .

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years
Class A	$734	$1,126
Class I	$138	$503
Investor Class	$169	$584

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher

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taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies: The Fund normally invests at least 80% of its net assets, including any borrowings for investment purposes, in a diversified portfolio of equity securities of companies that are tied economically to emerging markets (including frontier market countries) with up to 20% of the Fund’s assets at cost invested in frontier markets. In seeking to achieve its investment objective, the Fund will allocate up to 100% of its portfolio in equity securities and other securities with equity characteristics, including but not limited to common stocks, preferred stocks, warrants (including participatory notes structured as warrants), rights (which are issued by a company to allow holders to subscribe for additional securities issued by that company), real estate investment trusts, convertible securities, depositary receipts, and structured financial instruments (such as equity-linked notes and participatory notes). The Fund may also invest in equity securities indirectly through the purchase of closed-end investment companies and exchange-traded funds (together, the “Underlying Funds”) that invest primarily in equity securities.

The Fund will generally invest in equity securities of those companies tied to emerging and frontier markets (i) that are listed on an exchange in an emerging market or frontier market country, (ii) that are legally domiciled in an emerging market or frontier market country; (iii) that have at least 50% of their assets in an emerging market or frontier market country; (iv) or that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services provided in an emerging market or frontier market country. The Adviser believes that emerging and frontier markets countries offer investment opportunities that arise from long-term trends in demographics, deregulation, offshore outsourcing and improving corporate governance.

The Adviser uses a process of quantitative screening followed by “bottom-up” fundamental analysis with the goal of owning the highest quality, undervalued companies that are tied economically to emerging and frontier market countries. When choosing equity investments for the Fund, the Adviser applies a fundamental research driven, relative value-oriented, long-term approach, focusing on the market price of a company’s securities relative to their evaluation of the company’s long-term earnings, asset value and cash flow potential. As part of its due diligence, the Adviser conducts on-site visits and meets with senior management prior to investing in target companies. The country’s macroeconomic outlook and qualitative factors such as competitive positioning and management strength are also considered.

The Fund will not be required to sell a security because the market to which it is economically tied is no longer considered to be an emerging market or frontier market country. It may invest in the equity securities of companies of any size. The Fund may invest in initial public offerings (IPOs). The Fund may also, when market signals warrant, go defensive, investing all or a substantial portion of Fund assets in cash and/or cash equivalents.

“An “Emerging market” is any country that is not considered developed, and includes any country that is outside the Morgan Stanley Capital International (MSCI) EAFE Index or similarly developed market indices. It also includes countries included in the MSCI Emerging Markets Index, the FTSE Emerging Markets Index, the S&P Emerging Broad Market Index (BMI), or similar market indices. “Emerging market” countries are generally considered to be developing by the World Bank, the International Finance Corporation, the United Nations, or the European Bank for Reconstruction and Development. In general, emerging and frontier markets tend to have relatively low gross national product per capita compared to the larger traditionally-recognized developed markets and the world’s major developed economies.

“Frontier markets” are a subset of those considered emerging markets that are the least advanced. This includes any country that is outside of the MSCI All Country World Index and, also may include any country that is currently included in the Russell Frontier Index, the S&P Frontier Broad Market Index (BMI), the MSCI Frontier Markets Index, or similar market indices.

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Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance.

  Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.
  Closed End Fund Risk. The Fund invests in closed end investment companies or funds. The shares of many closed end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed end funds, as well as to the fact that the shares of closed end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed end fund's common shares in an attempt to enhance the current return to such closed end fund's common shareholders. The Fund's investment in the common shares of closed end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

  Currency Risk. Foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies may fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund invests, causing an adverse impact on the Fund’s investments in the affected region.
  Cybersecurity Risk. The Fund is at risk of unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders.
  Derivatives Risk. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the
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  derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders.

  Emerging Markets and Frontier Markets Risk. The Fund’s investments in emerging market countries and frontier market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These risks include less social, political and economic stability; smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility; more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests; less transparent and established taxation policies; less developed regulatory or legal structures governing private and foreign investment; more pervasiveness of corruption and crime; less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts; less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.; greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions; higher rates of inflation and more rapid and extreme fluctuations in inflation rates; greater sensitivity to interest rate changes; increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls; greater debt burdens relative to the size of the economy; more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries. Because of these risk factors, the Fund’s investments in developing market countries are subject to greater price volatility and illiquidity than investments in developed markets. Governments of emerging market and frontier market countries may own or control parts of the private sector. Accordingly, government actions could have a significant impact on economic conditions. Certain emerging market and frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular sector and/or company, limit the investment by foreign persons to a specific class of securities of an issuer that may have less advantageous rights than a domestically available class, require foreign investors to maintain a trading account with only one licensed securities company in the relevant market and/or impose additional taxes on foreign investors. These may contribute to the illiquidity of the relevant securities market, as well as create inflexibility and uncertainty as to the trading environment. Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity.
  Equity-Linked Notes Risk (“ELNs”). ELNs are generally subject to the same risks as the foreign equity securities or the basket of foreign securities to which they are linked. If the linked securities decline in value, the ELN may return a lower amount at maturity. ELNs involve further risks associated with purchases and sales of notes, including the exchange rate fluctuations and a decline in the credit quality of the note’s issuer. ELNs are frequently secured by collateral. If an issuer defaults, an underlying fund would look to any underlying collateral to recover its losses. Ratings of issuers of ELNs refer only to the issuers’ creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.
  Foreign Exchange Risk. When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings. Some countries have, and may continue to adopt internal economic policies that affect their currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in those countries. In addition, a country may impose formal or informal currency exchange controls. These controls may restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could
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  undermine the value of the Fund’s portfolio holdings and potentially place the Fund’s assets at risk of total loss. Currency risks may be greater in emerging and frontier market countries than in developed market countries. Some emerging and frontier market currencies are controlled. Additionally, there is limited liquidity in the foreign exchange markets for certain emerging and frontier market currencies.

  Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.
  Investment Companies and Exchange-Traded Funds (“ETFs”) Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs.
  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.
  Legal and Regulatory Risks. The laws and regulations affecting an investment in securities in an emerging or frontier market are often not as well developed and/or established as the laws and regulations of developed countries, may not have been drafted to cover specifically an investment via a fund vehicle, may be drafted in a less concise or otherwise ambiguous manner which could lead to differences in interpretation and, in some countries, may remain untested. Consequently, there may be a lower level of regulatory monitoring of the relevant securities markets than is the case for securities markets in developed countries. Additionally, in the event of a securities-related dispute involving a foreign party, the laws and regulations of these countries would generally apply (unless an applicable international treaty provides otherwise), the court systems of these countries may not be as transparent and effective as court systems in more developed countries, there can be no assurance of obtaining effective enforcement of rights through legal proceedings and the judgments of foreign courts may not be recognized.
  Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell at an advantageous time or price, possibly preventing the Fund from selling such securities quickly at the price it has valued the holding, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
  Management Risk. The risk that investment strategies employed by the Fund’s adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.
  Market Risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment could cause the value of your investment in the Fund to decline. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.
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  Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities. Further reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also continue to contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
  Mid-Cap Risk. The risk that the value of securities issued by mid-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.
  New Fund Risk. The Fund is newly-formed. Investors bear the risk that the Fund may not grow to or maintain economically viable size, not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders. In addition, the Adviser has not previously managed a mutual fund.
  Participation Notes Risk. Participation notes are designed to replicate the performance of the securities of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the securities of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. There can be no assurance that the trading price of participation notes will equal the underlying value of the securities of the foreign companies or foreign securities markets that they seek to replicate. Investments in participation notes involve the same risks associated with a direct investment in the securities of the underlying foreign companies or foreign securities markets that the participation notes seek to replicate. Participation notes are subject to counterparty risk, which is the risk that the issuer of the participation note (a bank or a broker-dealer) will not fulfill its contractual obligation to complete the transaction with the Fund. Moreover, the Fund has no rights under a participation note against the issuer of the underlying security.
  Political Risk. The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
  Preferred Stock Risk. A preferred stock is a blend of the characteristics of a bond and common stock. It may offer the higher yield of a bond and has priority over common stock in equity ownership and receipt of dividends, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend of a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer.
  REIT Risk. REITs may be affected by economic forces and other factors related to the real estate industry. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger
6

  capitalization stocks included in the S&P 500® Index. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by an externally managed REIT in which it invests.

  Small and Micro-Cap Risk. The securities of small and micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. Some small and micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are mid and large cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling securities. Such companies also may have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Smaller company stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks.
  Structured Securities Risk. The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the Fund, or they may not receive tax, accounting or regulatory treatment anticipated by the Fund.
  Trading Volumes and Volatility. The securities markets in emerging and frontier market countries are often smaller, with lower trading volumes and shorter trading hours than securities markets in developed countries. The market capitalizations of the companies that are listed on emerging and frontier markets’ securities exchanges are often smaller than those on the primary securities markets of more developed countries. As a consequence, such securities are often materially less liquid, substantially more volatile and subject to significantly greater bid/offer spreads than securities listed on the securities markets in developed countries.
  Valuation Risk. The sale price that the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
  Value Stock Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are less than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund's return may be adversely affected during a market downturn and when value stocks are out of favor.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of this Prospectus.  Updated performance information will be available at no cost by calling 1-844-330-6747.

Investment Adviser: RVX Asset Management, LLC (“RVX” or the “Adviser”) serves as investment adviser to the Fund.

Portfolio Managers: The Fund is managed by Cindy New and Robin Kollannur, Portfolio Managers and Co-Managing Partners for Equities. Ms. New and Mr. Kollannur have managed the Fund since its inception in 2016.

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Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, by telephone at 1-844-330-6747, or through your broker. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

	Minimum Investment
Class	Initial	Subsequent
A	$2,500	$500
I	$100,000	$1,000
Investor	$2,500	$500

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective: The Fund seeks long-term capital appreciation through investments in equity securities of emerging market companies. The Fund’s investment objective may be changed by the Fund’s Board of Trustees upon 60 days, prior written notice to shareholders.

Principal Investment Strategies: The Fund normally invests at least 80% of its net assets, including any borrowings for investment purposes, in a diversified portfolio of equity securities of companies that are tied economically to emerging markets (including frontier market countries) with up to 20% of the Fund’s assets at cost invested in frontier markets. In seeking to achieve its investment objective, the Fund will allocate up to 100% of its portfolio in equity securities and other securities with equity characteristics, including but not limited to common stocks, preferred stocks, warrants (including participatory notes structured as warrants), rights (which are issued by a company to allow holders to subscribe for additional securities issued by that company), real estate investment trusts, convertible securities, depositary receipts, and structured financial instruments (such as equity-linked notes and participatory notes). The Fund may also invest in equity securities indirectly through the purchase of closed-end investment companies and exchange-traded funds (together, the “Underlying Funds”) that invest primarily in equity securities.

The Fund will generally invest in equity securities of those companies tied to emerging and frontier markets (i) that are listed on an exchange in an emerging market or frontier market country, (ii) that are legally domiciled in an emerging market or frontier market country; (iii) that have at least 50% of their assets in an emerging market or frontier market country; (iv) or that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services provided in an emerging market or frontier market country. The Adviser believes that emerging and frontier markets countries offer investment opportunities that arise from long-term trends in demographics, deregulation, offshore outsourcing and improving corporate governance.

The Adviser uses a process of quantitative screening followed by “bottom-up” fundamental analysis with the goal of owning the highest quality, undervalued companies that are tied economically to emerging and frontier market countries. When choosing equity investments for the Fund, the Adviser applies a fundamental research driven, relative value-oriented, long-term approach, focusing on the market price of a company’s securities relative to their evaluation of the company’s long-term earnings, asset value and cash flow potential. As part of its due diligence, the Adviser

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conducts on-site visits and meets with senior management prior to investing in target companies. The country’s macroeconomic outlook and qualitative factors such as competitive positioning and management strength are also considered.

The Fund will not be required to sell a security because the market to which it is economically tied is no longer considered to be an emerging market or frontier market country. It may invest in the equity securities of companies of any size. The Fund may invest in initial public offerings (IPOs). The Fund may also, when market signals warrant, go defensive, investing all or a substantial portion of Fund assets in cash and/or cash equivalents.

“An “Emerging market” is any country that is not considered developed, and includes any country that is outside the Morgan Stanley Capital International (MSCI) EAFE Index or similarly developed market indices. It also includes countries included in the MSCI Emerging Markets Index, the FTSE Emerging Markets Index, the S&P Emerging Broad Market Index (BMI), or similar market indices. “Emerging market” countries are generally considered to be developing by the World Bank, the International Finance Corporation, the United Nations, or the European Bank for Reconstruction and Development. In general, emerging and frontier markets tend to have relatively low gross national product per capita compared to the larger traditionally-recognized developed markets and the world’s major developed economies.

“Frontier markets” are a subset of those considered emerging markets that are the least advanced. This includes any country that is outside of the MSCI All Country World Index and, also may include any country that is currently included in the Russell Frontier Index, the S&P Frontier Broad Market Index (BMI), the MSCI Frontier Markets Index, or similar market indices.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance.

•	Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.
  Closed End Fund Risk. The Fund invests in closed end investment companies or funds. The shares of many closed end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed end funds, as well as to the fact that the shares of closed end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed end fund's common shares in an attempt to enhance the current return to such closed end fund's common shareholders. The Fund's investment in the common shares of closed end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time

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may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

•	Cybersecurity Risk. With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and its investment adviser, custodian, transfer agent, distributor and other service providers and the financial intermediaries (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

•	Derivatives Risk. Derivatives involve special risks and costs and may result in losses to the Fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates, or the derivatives themselves behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase the Fund’s volatility, which is the degree to which the Fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The Fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, or indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Investments by the Fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the Fund.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

•	Emerging and Frontier Markets. Additional risks are involved when investing in countries with emerging economies or securities markets. The Fund invests primarily in emerging and frontier market issuers. Emerging and frontier market countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. Such countries may include, but are not limited to, Angola, Argentina, Azerbaijan, Bahrain, Bangladesh, Belarus, Belize, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Cote D’Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Georgia, Ghana, Guatemala, Honduras, Hungary, India, Indonesia, Iraq, Jamaica, Jordan, Kazakhstan, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Mongolia, Morocco, Namibia, Nigeria, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russia, Senegal, Serbia, South Africa, Sri Lanka, Tanzania, Turkey, Ukraine, Uruguay, Venezuela, Vietnam and Zambia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. In general, the securities markets of these countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as has historically been the case. As a result, the risks presented by investments in these countries are heightened. These countries also have problems with securities registration and custody. Additionally,
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settlement procedures in emerging and frontier market countries are frequently less developed and reliable than those in the United States, and may involve the Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations. The Fund’s purchase and sale of portfolio securities in certain emerging and frontier market countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume or holdings of the Fund, the Adviser, their affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Fund.

Investments in some emerging and frontier market countries, such as those located in Asia, may be restricted or controlled.

In some countries, direct investments in securities may be prohibited and required to be made through investment funds controlled by such countries. These limitations may increase transaction costs and adversely affect a security’s liquidity, price, and the rights of the Fund in connection with the security.

Unanticipated political, economic or social developments may affect the value of the Fund’s investments in emerging and frontier market countries and the availability to the Fund of additional investments in these countries. Some of these countries may in the past have failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Many emerging market countries are subject to rapid currency devaluations and high inflation and/or economic recession and significant debt levels. These economic factors can have a material adverse effect on these countries’ economies and their securities markets. Moreover, many emerging market countries’ economies are based on only a few industries and/or are heavily dependent on global trade. Therefore, they may be negatively affected by declining commodity prices, factors affecting their trading markets and partners, exchange controls and other trade barriers, currency valuations and other protectionist measures.

From time to time, certain of the companies in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and Russian corporations. Additional broader sanctions may be imposed in the future. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and

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liquidity of Russian securities. These events could have a negative effect on the performance of the Fund that holds such securities.

Many emerging and frontier market countries also impose withholding or other taxes on foreign investments, which may be substantial and result in lower Fund returns.

The creditworthiness of firms used by the Fund to effect securities transactions in emerging and frontier market countries may not be as strong as in some developed countries. As a result, the Fund could be subject to a greater risk of loss on its securities transactions if a firm defaults on its responsibilities.

The Fund’s ability to manage its foreign currency may be restricted in emerging and frontier market countries. As a result, a significant portion of the Fund’s currency exposure in these countries may not be covered.

Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s shares to decline.

The recent decline in the U.S. economy as a result of the subprime crisis may have a disproportionately more adverse effect on economies of emerging and frontier market countries.

•	Equity Linked Notes (ELN) Risk. Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund's entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and the Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed income investment.
•	Foreign Exchange Risk. When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings. Some countries have, and may continue to adopt internal economic policies that affect their currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in those countries. In addition, a country may impose formal or informal currency exchange controls. These controls may restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could undermine the value of the Fund’s portfolio holdings and potentially place the Fund’s assets at risk of total loss. Currency risks may be greater in emerging and frontier market countries than in developed market countries. Some emerging and frontier market currencies are controlled. Additionally, there is limited liquidity in the foreign exchange markets for certain emerging and frontier market currencies.
•	Foreign Securities, Emerging Markets and Foreign Currency Risk. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These
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risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers.  There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.  Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of foreign issuers in the form of depositary receipts, including ADRs, EDRs and GDRs.  Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers.  In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments.  Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies.  In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency.  The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”).  A foreign currency forward contract is a negotiated agreement between the contracting to exchange a specified amount of currency at a specified future time at a specified rate.  The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount.  Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received.  Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline.  Furthermore, such transactions reduce or preclude the opportunity for

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gain if the value of the currency should move in the direction opposite to the position taken.  Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks.  These risks include less social, political and economic stability; smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility; more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests; less transparent and established taxation policies; less developed regulatory or legal structures governing private and foreign investment; less financial sophistication, creditworthiness, and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts; less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.; greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions; higher rates of inflation and more rapid and extreme fluctuations in inflation rates; greater sensitivity to interest rate changes; increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls; greater debt burdens relative to the size of the economy; more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries.  Because of these risk factors, the Fund’s investments in emerging market countries are subject to greater price volatility and illiquidity than investments in developed markets.

•	Investment Companies and Exchange-Traded Funds (“ETFs”) Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs.
•	IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.
•	Legal and Regulatory Risks. The laws and regulations affecting an investment in securities in an emerging or frontier market are often not as well developed and/or established as the laws and regulations of developed countries, may not have been drafted to cover specifically an investment via a fund vehicle, may be drafted in a less concise or otherwise ambiguous manner which could lead to differences in interpretation and, in some countries, may remain untested. Consequently, there may be a lower level of regulatory monitoring of the relevant securities markets than is the case for securities markets in developed countries. Additionally, in the event of a securities-related dispute involving a foreign party, the laws and regulations of these countries would generally apply (unless an applicable international treaty provides otherwise), the court systems of these countries may not be as transparent and effective as court systems in more developed countries, there can be no assurance of obtaining effective enforcement of rights through legal proceedings and the judgments of foreign courts may not be recognized.
•	Liquidity Risk. There is risk that the Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing its ability to sell particular securities or close derivative positions at an
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advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like or difficult to value. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on fund management or performance. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities derivatives or securities with potential market and/or credit risk tend to have the greatest exposure to liquidity risk.
•	Management Risk. The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the Adviser may have conflicts of interest that could interfere with its management of the Fund’s portfolio. For example, the Adviser or its affiliates may manage other investment funds or have other clients that may be similar to, or overlap with, the investment objective and strategy of the Fund, creating potential conflicts of interest when making decisions regarding which investments may be appropriate for the Fund and other clients. Further information regarding conflicts of interest is available in the SAI.
•	Market Risk. Overall equity market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Market Events Risk. In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund directly invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

•	Mid-Cap Risk. The risk that the value of securities issued by mid-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.
•	New Fund Risk. The Fund is newly-formed. Investors bear the risk that the Fund may not grow to or maintain economically viable size, not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders. In addition, the Adviser has not previously managed a mutual fund.
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•	Participation Notes Risk. Participation notes are designed to replicate the performance of the securities of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the securities of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. There can be no assurance that the trading price of participation notes will equal the underlying value of the securities of the foreign companies or foreign securities markets that they seek to replicate. Investments in participation notes involve the same risks associated with a direct investment in the securities of the underlying foreign companies or foreign securities markets that the participation notes seek to replicate. Participation notes are subject to counterparty risk, which is the risk that the issuer of the participation note (a bank or a broker-dealer) will not fulfill its contractual obligation to complete the transaction with the Fund. Moreover, the Fund has no rights under a participation note against the issuer of the underlying security.
•	Political Risk. The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
•	Preferred Stock Risk. A preferred stock is a blend of the characteristics of a bond and common stock. It may offer the higher yield of a bond and has priority over common stock in equity ownership and receipt of dividends, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend of a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer.
•	REIT Risk. REITs may be affected by economic forces and other factors related to the real estate industry. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by an externally managed REIT in which it invests.
•	Small and Micro-Cap Risk. The securities of small and micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. Some small and micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are mid and large cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling securities. Such companies also may have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Smaller company stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks.
•	Structured Securities Risk. The value of a structured security depends on the value of the underlying assets and the terms of the particular security. Investment by the Fund in certain structured securities may have the effect of increasing the Fund’s exposure to interest rate, market or credit risk, even if they are not primarily intended for these purposes. Structured securities may behave in ways not anticipated by the fund, and they raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in
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the underlying assets. These issues could be resolved in a manner that could hurt the performance of the Fund.
•	Trading Volumes and Volatility. The securities markets in emerging and frontier market countries are often smaller, with lower trading volumes and shorter trading hours than securities markets in developed countries. The market capitalizations of the companies that are listed on emerging and frontier markets’ securities exchanges are often smaller than those on the primary securities markets of more developed countries. As a consequence, such securities are often materially less liquid, substantially more volatile and subject to significantly greater bid/offer spreads than securities listed on the securities markets in developed countries.
•	Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because portfolio securities of the Fund may be traded on non-U.S. exchanges, and non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
•	Value Stock Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are less than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund's return may be adversely affected during a market downturn and when value stocks are out of favor.

Portfolio Holdings Disclosure: A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s SAI. Shareholders may request portfolio holdings schedules at no charge by calling 1-844-330-6747.

 MANAGEMENT

Investment Adviser

RVX Asset Management, LLC (“RVX” or the “Adviser”) serves as the investment adviser to the Fund. Its principal place of business is 20900 NE 30th Avenue, Suite 402, Aventura, FL 33180. RVX was founded in August 2015.

RVX has entered into an investment advisory agreement with the Fund. Under the agreement, RVX receives an annual fee equal to 1.10% of the Fund’s average daily net assets. In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and SAIs to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

RVX has contractually agreed to reduce the Fund’s fees and/or to make payments to limit Fund expenses until at least March 1, 2018, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, underlying fund fees and expenses or extraordinary expenses such as litigation) of the Fund do not exceed 1.65% for Class A shares, 1.35% for Class I shares and 1.65% for Investor Class shares. Waivers and expense payments may be recouped by RVX from the Fund within three years of when the amounts were waived or recouped only to the extent that the Fund’s expenses are lower than the expense cap in place at the time of the waiver or the expense cap in place at the time of recoupment.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement will be available in the Fund’s first semi-annual or annual shareholder report.

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Portfolio Managers

Cindy New, Portfolio Manager

Ms. New has served as Portfolio Manager and Managing Partner for Equities of the Adviser since 2016. Ms. New has over 24 years of investment management experience. From 2011 to 2016, Ms. New was a General Partner and Portfolio Manager of Mercator Asset Management, LP, where she served on the Investment Committee and conducted fundamental research for the firm’s international and emerging markets equity portfolios. From 2005 to 2010, Ms. New was a Director and Portfolio Manager for Consilium Investment Management LLC, where she managed long-only and long/short emerging and frontier markets equity products. Prior to Consilium, for five years, Ms. New was a Portfolio Manager and Analyst for Jacobs Asset Management, which merged with Thompson, Siegel and Walmsley. From 1997 to 1998, Ms. New worked as an equity analyst for Pioneer Management. She started her career in the investment industry at Templeton Worldwide as an emerging markets credit analyst. Prior to entering the investment industry, Ms. New was an auditor for Deloitte. Ms. New has earned the CFA designation and became a CPA in 1993. She received her MBA from the University of Central Florida and BS degree in accounting from the University of Florida.

Robin Kollannur, Portfolio Manager

Mr. Kollannur has served as Portfolio Manager and Managing Partner for Equities of the Adviser since 2016. Mr. Kollannur has over 23 years of investment management experience. From 2009 to 2016, Mr. Kollannur was a General Partner and Portfolio Manager of Mercator Asset Management, LP, where he served on the Investment Committee and conducted fundamental research for the firm’s international and emerging markets value equity portfolios. From 2004 to 2008, Mr. Kollannur was the Chief Investment Officer and Senior Portfolio Manager for Northern Trust Value Investors, a wholly-owned subsidiary of Northern Trust Corporation. From 2003 to 2004, Mr. Kollannur was the Chief Executive Officer and co-founder of Medius Capital Group, an asset management start-up that specialized in international value equities. From 1996 to 2003, he served a Portfolio Manager and Research Analyst for Brandes Investment Partners. From 1994 to 1996, Mr. Kollannur was a Junior Portfolio Manager and Research Analyst at Wells Fargo Capital Management, where he specialized in research for the global telecom, media, technology and pharmaceutical sectors. Born in India and raised in Kuwait, Mr. Kollannur completed his MBA at the University of Houston and BA at Texas A&M University. He also holds the Chartered Financial Analyst designation.

The SAI provides additional information about each Portfolio Manager’s compensation, other accounts manages by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.

Changes of Investment Policies

In accordance with Rule 35d-1 under the 1940 Act, the Fund adopted an investment policy that it will, under normal conditions, invest at least 80% of the value of its net assets (plus any borrowings for investment purposes) in the type of investments suggested by the Fund’s name. This requirement is applied at the time of investment. The 80% investment policy of the Fund may be changed at any time by the Board of Trustees. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy.

HOW SHARES ARE PRICED

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

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Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Fund’s Fair Valuation Committee in accordance with procedures approved by the Board and as further described below.

The Fund will use an independent pricing service (“Pricing Service”) to calculate the fair market value of the Fund’s foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the Pricing Service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The Pricing Service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Fund’s Fair Valuation Committee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Under certain conditions, for example if market quotations are not readily available or believed to be unreliable or trading in a security or securities is halted, securities will be valued at their fair market value as determined in good faith in accordance with the Fund’s valuation procedures adopted by the Board of Trustees in accordance with the 1940 Act and evaluated by the Board as to the reliability of the fair value method used.~~.~~ The valuation procedures also require fair valuation of certain other types of securities, such as illiquid securities. In each of these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may differ materially than the value that could be realized if the security were sold. The fair value prices can differ from market prices when they become available or when a price becomes available. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the Fund may assign to the same security. Prices of foreign (non-U.S.) securities quoted in foreign (non-U.S.) currencies will be translated into U.S. dollars at current rates. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is generally calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

  HOW TO PURCHASE SHARES

Share Classes: This Prospectus describes three classes of shares offered by the Fund: Class A shares, Class I shares and Investor Class shares. The Fund offers these three classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below to help you make your investment decision. The main differences between each class are ongoing fees and minimum investments. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares. For information on ongoing distribution fees, see the section entitled

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Distribution Fees in this Prospectus. Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund. There is no investment minimum on reinvested distributions, and the Fund may change investment minimums at any time. The Fund and the Adviser may each waive investment minimums at their individual discretion. All share classes may not be available for purchase in all states.

Class A shares: Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge, and are subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. The minimum initial investment in Class A shares of each Fund is $2,500 for all accounts. The minimum subsequent investment in Class A shares of each Fund is $500 for all accounts. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges, which may be waived in the Adviser’s discretion, apply to your purchases of Class A shares of each Fund:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See below

(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

As shown, investors that purchase $1,000,000 or more of each Fund’s Class A shares will not pay any initial sales charge on the purchase.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund’s distributor, Northern Lights Distributors, LLC (the “Distributor”), in writing and supply your account number at the time of purchase.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of a Fund that you already own where you have paid the applicable sales charge for that prior purchase. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own where you have paid the applicable sales charge for that prior purchase. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of each Fund are held as follows and cannot be combined with your current purchase for purposes of reduced sales charges:

•	Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);
•	Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;
•	Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letter of Intent: Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of a Fund, with a minimum of $25,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account

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will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize each Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, each Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of a Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of such Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•	Current and retired directors and officers of any Fund sponsored by the Adviser or any of its subsidiaries, and their families (e.g., spouse, children, mother or father).

•	Employees of the Adviser and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•	Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

•	Participants who have made purchases through a no-load network or platform that may or may not charge transaction fees for such purchases.

•	Any purchases by clients of the Adviser or purchases referred through the Adviser.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”). Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Class I shares: Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. This means that 100% of your initial investment is placed into shares of the Fund. Class I shares require a minimum initial investment of $100,000 and the minimum subsequent investment is $1,000.

Class I shares are available to certain institutional investors, and directly to certain individual investors as set forth below:

•	Institutional Investors may include, but are not limited to, corporations, retirement plans, foundations/endowments and investors who purchase through a wrap account offered through a selling group member that enters into a wrap fee program agreement with the Distributor.

•	Individual Investors include trustees, officers and employees of the Trust and its affiliates, the Adviser and its affiliates, and immediate family members of all such persons.

•	Clients of the Adviser.

For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with eligibility requirements such as investor type and investment minimums.

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Investor Class shares: Investor Class shares of the Fund are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Under the Fund’s distribution and services plan adopted pursuant to Rule 12b-1 under the 1940 Act, Investor Class shares pay up to 0.25% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of an Investor Class shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Investor Class shares of the Fund is $2,500. The minimum subsequent investment in Investor Class shares of the Fund is $500.

Factors to Consider When Choosing a Share Class: When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the Fees and Expenses of the Fund section for the Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form (the “Application”) to the following address:

Regular/Express/Overnight Mail

RVX Emerging Markets Equity Opportunity Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-844-330-6747 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-844-330-6747 for more information about the Fund’s Automatic Investment Plan.

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Minimum and Additional Investment Amounts: The minimum initial investment in Class A shares and Investor Class shares is $2,500. The minimum initial investment in Class I shares is $100,000. The minimum additional investment for Class A shares and Investor Class shares is $500 and the minimum additional investment for Class I shares is $1,000. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund. The Fund reserves the right to waive any investment minimum requirement. These minimum investment requirements do not apply to investors who purchase shares through certain advisory programs offered by financial intermediaries. Investors purchasing shares through these programs should consult their financial intermediary for information about any minimum investment requirements.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund. The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be processed on that same day. Requests received after 4:00 p.m. (Eastern time) will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

  the name of the Fund;
  the dollar amount of shares to be purchased;
  a completed purchase application or investment stub; and
  check payable to the “RVX Emerging Markets Equity Opportunity Fund.”

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-844-330-6747 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular/Express/Overnight Mail

RVX Emerging Markets Equity Opportunity Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account. The proceeds, which are equal to number of shares times NAV, will be sent by mail to the address designated on your account or sent electronically, via ACH or wire, directly to your existing account in a bank or brokerage firm

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in the United States as designated on your application. To redeem by telephone, call 1-844-330-6747. The redemption proceeds normally will be sent by mail or electronically within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual account, IRA or other qualified plan account has a current account value of at least $10,000, you may participate in the Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $2,500 on specified days of each month into your established bank account. Please contact the Fund at 1-844-330-6747 for more information about the Fund’s Automatic Withdrawal Plan.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order." If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied:

  The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;
  The request must identify your account number;
  The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
  If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.
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When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

  you request a redemption to be made payable to a person not on record with the Fund;
  you request that a redemption be mailed to an address other than that on record with the Fund;
  the proceeds of a requested redemption exceed $50,000;
  any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
  your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance falls below $2,000 ($1,000 for retirement accounts), the Fund may notify you that, unless the account is brought up to at least $2,000 ($1,000 for retirement accounts) within 30 days of the notice, your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $2,000 ($1,000 for retirement accounts) due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

  Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s "Market Timing Trading Policy;"
  Rejecting or limiting specific purchase requests; and
  Rejecting purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.

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Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund, its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income quarterly and net capital gains annually. Both types of distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions.

When you redeem, sell or exchange Fund shares, you will generally realize a taxable gain or loss (unless you are a tax-exempt investor or your investment is in a qualified retirement account). This gain or loss is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund. The Fund (or its administrative agent) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund may be required to withhold taxes if a number is not delivered to the Fund within seven days.

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The foregoing is only a brief summary of certain federal income tax consequences of investing in the Fund. This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Fund’s shares.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares of the Fund are offered on a continuous basis.

Distribution Fees: Each class of shares of the Fund, other than Class I shares, has adopted a Distribution Plan (“12b-1 Plan” or “Plan”), pursuant to which the Fund may pay the Distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and Investor Class shares.

The Distributor and other entities are paid under the Plan for services provided and the expenses borne by the Distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries: The Distributor, its affiliates, and the Fund’s Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund, including affiliates of the Adviser. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the Distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, the Fund mails only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-844-330-6747 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced investment operations, no financial highlights are available for the Fund at this time.  In the future, financial highlights will be presented in this section of the Prospectus.

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PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION
Why?

Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

  Social Security number and income
  Account transactions and transaction history
  Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

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What we do
How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Two Roads Shared Trust collect my personal information?

We collect your personal information, for example, when you

  open an account or give us contact information
  provide account information or give us your income information make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

  sharing for affiliates’ everyday business purposes – information about your creditworthiness affiliates from using your information to market to you
  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you. Two Roads Shared Trust does not jointly market.

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RVX Emerging Markets Equity Opportunity Fund

Adviser	RVX Asset Management, LLC 20900 NE 30th Street Suite 401 Aventura, FL 33180	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Custodian	MUFG Union Bank, N.A. 350 California Street, 6th Floor San Francisco, CA 94104	Legal Counsel	Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996
Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130	Independent Registered Public Accounting Firm	RSM US LLP 555 17th Street, Suite 1000 Denver, CO 80202

Additional information about the Fund is included in the Fund’s SAI. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments will also be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the annual and semi-annual reports to shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-844-330-6747. The SAI, Annual and Semi-Annual Reports (when available) and other information relating to the Fund can be found, free of charge, at rvxfunds.com. You may also write to:

RVX Emerging Markets Equity Opportunity Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company Act File # 811-22718

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RVX Emerging Markets Equity Opportunity Fund

A Series of Two Roads Shared Trust

Tickers
Fund	Class A	Class I	Investor Class
RVX Emerging Markets Equity Opportunity Fund	RVEAX	RVEIX	RVEDX

STATEMENT OF ADDITIONAL INFORMATION

Dated December 2, 2016

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of the RVX Emerging Markets Equity Opportunity Fund (the “Fund”) dated December 2, 2016 (the “Prospectus”), copies of which may be obtained without charge by contacting the Fund’s Transfer Agent, Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130. You may also obtain the Prospectus for the Fund by calling or by visiting the Fund’s website:

Fund Name	Phone Number	Website
RVX Emerging Markets Equity Opportunity Fund	1-844-330-6747	rvxfunds.com

TABLE OF CONTENTS

THE FUND	1
TYPES OF INVESTMENTS, STRATEGIES AND RELATED RISKS	1
INVESTMENT RESTRICTIONS	20
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	21
MANAGEMENT	22
CONTROL PERSONS AND PRINCIPAL HOLDERS	27
INVESTMENT ADVISER	27
THE DISTRIBUTOR	29
PORTFOLIO MANAGERS	31
ALLOCATION OF PORTFOLIO BROKERAGE	32
PORTFOLIO TURNOVER	32
OTHER SERVICE PROVIDERS	32
DESCRIPTION OF SHARES	32
ANTI-MONEY LAUNDERING PROGRAM	33
PURCHASE, REDEMPTION AND PRICING OF SHARES	34
TAX STATUS	36
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	39
LEGAL COUNSEL	39
FINANCIAL STATEMENTS	39
APPENDIX A	40
APPENDIX B	42

THE FUND

The Fund is a series of Two Roads Shared Trust, a Delaware statutory trust organized on June 8, 2012 (the “Trust”). The Trust is registered as an open-end management investment company currently consisting of twelve separate portfolios. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a “diversified” series of the Trust, meaning the Fund is subject to the diversification requirements of the Investment Company Act of 1940 (the “1940 Act”), which generally limit investments, as to 75% of a fund’s total assets, to no more than 5% in securities in a single issuer and 10% of an issuer’s voting securities.

The Fund consists of Class A, Class I and Investor Class shares. The Fund’s investment objective, restrictions and policies are more fully described herein and in the Prospectus. The Board may launch other series and offer shares of a new fund under the Trust at any time.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the 1940 Act and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS, STRATEGIES AND RELATED RISKS

The investment objective of the Fund and a description of its principal investment strategies are set forth under “Additional Information About Principal Investment Strategies and Related Risks” in the Prospectus. The Fund’s investment objective is not a fundamental policy and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies the Adviser may employ in pursuit of the Fund’s investment objective and a summary of related risks.

Equity Securities

Equity securities include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the fixed income securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions.

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Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Collateralized Loan Obligations (“CLOs”)

A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the Securities Act. CLOs normally charge management fees and administrative expenses, which are in addition to those of the Fund.

The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which the Fund invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk), CLOs carry additional risks including that interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Fund against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Depositary Receipts

American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends interest and shareholder information regarding corporate actions. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

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Warrants

Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Fixed Income Securities

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in the Fund’s portfolio are paid in full at maturity.  All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Current market conditions may pose heightened risks for fixed income securities. Current interest rates are at or near historic lows, and as the Federal Reserve Board has begun tapering its quantitative easing program and in December of 2015 raised the federal funds rate, there is a risk that interest rates will rise. Future increases in interest rates could result in less liquidity and greater volatility of fixed income securities. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. Moreover, new regulations applicable to and changing business practices of financial intermediaries that make markets in fixed income securities may result in those financial intermediaries restricting their market making activities for certain fixed income securities, which may reduce the liquidity and increase the volatility for such fixed income securities.

Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of the fixed income securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the fixed income securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its fixed income securities may become impaired.

The corporate fixed income securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter

3

or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.   Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  See Appendix B for more information on ratings assigned to commercial paper.

High Yield Securities

Greater Risk of Loss

These securities are regarded as predominately speculative. There is a greater risk that issuers of lower-rated securities will default than issuers of higher-rated securities. Issuers of lower-rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest on securities held by the Fund, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes

The income and market value of lower-rated securities may fluctuate more than higher-rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties

It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

Liquidity

There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher-rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality

Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation

Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’s investments in lower-rated securities.

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High yield, high risk investments may include the following:

Straight fixed income securities

These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities

These do not pay periodic interest but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities

These are zero-coupon debt securities that convert on a specified date to periodic interest-paying debt securities.

Pay-in-kind bonds

These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These bonds are typically sold without registration under the Securities Act of 1933, as amended (“1933 Act “), usually to a relatively small number of institutional investors.

Convertible Securities

These are bonds or preferred stock that may be converted to common stock.

Preferred Stock

These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments

These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings

In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its fixed income securities. The Fund may hold such common stock and other securities even if it does not invest in such securities.

Distressed Securities

An investment in distressed securities may involve a substantial degree of risk.  These instruments, which involve loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans typically are unrated, lower-rated, in default or close to default.  Many of these instruments are not publicly traded, and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult, and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment.

Information on Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties. The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master

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Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations, which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

United States Government Obligations

The Fund may invest in United States Government Obligations. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

United States Government Agency

The Fund may invest in securities issued by United States Government Agencies. These consist of fixed income securities issued by agencies and instrumentalities of the United States Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“GNMA”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PC’s”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the

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former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of fixed income securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Ginnie Mae) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include Fannie Mae and Freddie Mac. Fannie Mae is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Treasury.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities.

Resets

The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost-of-funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors

The underlying mortgages that collateralize the ARMs in which the Fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative

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amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Private Mortgage Pass-Through Securities

Private mortgage pass-through securities, also known as “non-agency mortgage securities”, are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable-rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Mortgage assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities; hence they may be more sensitive to the performance of fewer mortgage assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Fund will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Stripped Mortgage Securities

Stripped mortgage securities may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO-class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO-class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

The Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed income securities in a rising interest rate environment.

Inverse Floaters

Inverse floaters constitute a class of mortgage-backed securities with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or 11th District Cost of Funds Index (“COFI”). Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon

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rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments.

Mortgage Dollar Rolls

The Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While the Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until a future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing.

Securities of Other Investment Companies

The Fund may invest in securities of other investment companies. The Fund’s investments in exchange traded funds (“ETFs”), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.

Closed-End Investment Companies

The Fund may invest its assets in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Fund may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return

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on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-End Investment Companies

The Fund may invest in shares of open-end investment companies. The Fund and its “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission (“SEC”); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, when affiliated persons hold shares of any of the underlying funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an underlying fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund’s outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund’s total assets.  Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying funds are made independently of the Fund and the Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the Adviser. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Exchange Traded Funds

ETFs are typically passively managed funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs) that have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

Derivative Instruments

The Fund may purchase and write call and put options on securities, securities and futures indices and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Fund may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or to attempt to achieve investment returns as part of its overall investment strategies. The Fund may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund will segregate or “earmark” assets determined to be liquid by the Adviser in accordance with procedures established by the Board (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to avoid leveraging the portfolio of the Fund as described below.

The Fund considers derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to correctly forecast interest rates and other economic factors. If the Fund’s Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. In addition, while the use of derivatives for hedging purposes can reduce losses, it can also reduce or eliminate gains, and hedges are sometimes subject to imperfect matching between the derivative and security it is hedging, which means that a hedge might not be effective. The Fund might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. A decision as to whether, when and how to utilize derivative instruments involves skill and judgment, and even a well-conceived derivatives strategy may be unsuccessful. The use of derivative instruments involves brokerage fees and/or other transaction costs.

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Investment in futures-related and commodity-linked derivatives may subject the Fund to additional risks, and in particular may subject the Fund to greater volatility than investments in traditional securities. The value of futures-related and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. In order to qualify for the special tax treatment available to regulated investment companies under the Internal Revenue Code, the Fund must derive at least 90% of its gross income each taxable year from certain specified types of investments. It is currently unclear which types of commodities-linked derivatives fall within these specified investment types. As a result, if the Fund’s investment in commodities-linked derivatives were to exceed a certain threshold, the Fund could fail to qualify for the special tax treatment available to regulated investment companies under the Internal Revenue Code.

P-notes

The Fund may invest in participatory notes (commonly known as P-notes), which are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying Indian securities listed on the Indian bourses. These securities are not registered with the Securities and Exchange Board of India. Participatory notes are similar to ADRs and the risks of investing in participatory notes are similar to those with respect to securities of foreign issuers in general.

Margin Deposits and Cover Requirements

Margin Deposits for Futures Contracts

Unlike the purchase or sale of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

Cover Requirements for Forward Contracts, Swap Agreements, Options, Futures and Options on Futures

The Fund will comply with guidelines established by the SEC with respect to coverage of forwards, futures, swaps and options. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

For example, when entering into a futures contract that will be cash settled, the Fund will cover (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the mark-to-market amount, if any, owed by the Fund on the futures contract. When entering into a futures contract that does not need to be settled in cash, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the full notional value of the contract. Alternatively, the Fund may “cover” its position by purchasing an option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund or by entering into an agreement that enables the Fund to settle such futures contracts in cash.

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To the extent the Fund writes credit default swaps, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Fund in accordance with procedures established by the Board, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Also, the Fund does not invest more than 25% of its assets in contracts with any one counterparty.

Foreign Currency Transactions

The Fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps, and other strategic transactions in connection with investments in securities of non-U.S. companies. The Fund will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

The Fund may enter into forward foreign currency exchange contracts (forward contracts) in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies, as well as to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the price at which they are buying and selling various currencies. However, forward contracts may limit the potential gains which could result from a positive change in such currency relationships. The Fund will segregate or “earmark” assets determined to be liquid by the Adviser in accordance with procedures established by the Board, to cover the Fund’s obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

The Fund may enter into interest rate swaps on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets (marked to market daily) having an aggregate net asset value at least equal to the accrued excess will be segregated or “earmarked.” The Adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund, subject to the segregation requirement described above. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.

While the Adviser is authorized to hedge against currency risk, it is not required to do so. The Adviser may choose not to hedge currency exposure.

Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the

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security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described in the Cover Requirements section, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Stock Index Options

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

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Certain Risks Regarding Options

The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Options on Futures Contracts

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options and Exchange-Traded Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer options it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options

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as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Swaps

Swap Agreements

Swap agreements are typically two-party, uncleared contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.  Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Payments may be made at the conclusion of a swap agreement or periodically during its term.  Swap agreements often do not involve the delivery of securities or other underlying assets.  Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.  The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund’s custodian that satisfies the 1940 Act.  The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.  Because most swap agreements are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations.  The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy.  The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into a swap agreement in circumstances where the Adviser believes that it may be more cost effective or practical than buying the underlying securities or a futures contract or an option on such securities.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counterparty will generally agree to pay the Fund the amount,

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if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, futures contracts or other underlying assets represented in the index, plus the dividends that would have been received on those instruments.  The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks, futures contracts or other underlying assets.  Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, futures contract, basket of securities or futures contracts, defined portfolios of bonds, loans and mortgages, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security, commodity or market without owning or taking physical custody of such security, commodity or market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the London Interbank Offered Rate (LIBOR), is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also entail the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the over-the-counter market.  The Fund’s Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of the Fund’s transactions in swap agreements. The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Credit Default Swaps

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) and may use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer’s default. In connection with these agreements, cash or liquid securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made at the end of the measurement period are recorded as realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments requires the clearing and exchange-trading of certain interest rate swaps and credit default swaps. The Dodd-Frank Act will ultimately require the clearing of many additional types of OTC derivative instruments that the Commodities Futures Trading Commission (“CFTC”) and SEC recently defined as “swaps” including non-deliverable foreign exchange forwards, OTC foreign exchange options and swaptions. Mandatory exchange-trading and clearing will take place on a phased-in basis based on type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made.

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Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.”

The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Over-the-Counter Instruments

The trading of over-the-counter instruments subjects the Fund to a variety of risks including: (1) counterparty risk; (2) basis risk; (3) interest rate risk; (4) settlement risk; (5) legal risk; and (6) operational risk. Counterparty risk is the risk that the Fund’s counterparties might default on their obligation to pay or perform generally on their obligations. The over-the-counter markets and some foreign markets are “principals’ markets.” That means that performance of the contract is the responsibility only of the individual firm or member on the other side of the trade and not any exchange or clearing corporation. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Basis risk is the risk attributable to the movements in the spread between the derivative contract price and the future price of the underlying instrument. Interest rate risk is the general risk associated with movements in interest rates. Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Legal risk is the risk that a transaction proves unenforceable in law or because it has been inadequately documented. Operational risk is the risk of unexpected losses arising from deficiencies in a firm’s management information, support and control systems and procedures. Transactions in over-the-counter derivatives may involve other risks as well, as there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of a position or to assess the exposure to risk.

The Fund’s futures contracts may be subject to periods of illiquidity because of market conditions, regulatory considerations and other reasons. For example, commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily limits.” During a single day, no trades may be executed at prices beyond the daily limit. Once the price of a

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futures contract for a particular commodity has increased or decreased by an amount equal to the daily limit, positions in the commodity futures contracts can neither be taken nor liquidated unless the traders are willing to effect trades at or within the limit. Futures contract prices have occasionally moved the daily limit for several consecutive days with little or no trading. Such market conditions could prevent the Fund from promptly liquidating its futures contracts.

Regulatory Risks of Derivative Use

In February 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject advisers to certain registered investment companies to registration with the CFTC as a commodity pool operator (“CPO”) if an investment company is unable to meet certain trading and marketing limitations. These rules became effective on January 1, 2013. In order to comply with these regulatory changes adopted by the CFTC, the Fund’s Adviser has claimed an exclusion from the definition of CPO and, therefore, is not subject to regulation under the Commodity Exchange Act. However, it is possible that the Adviser may be required to register as a CPO in the future and comply with any applicable reporting, disclosure or other regulatory requirements. Compliance with CFTC regulatory requirements may increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

Adviser Risks

If the Adviser to the Fund manages more money in the future, including money raised in this offering, such additional funds could affect its performance or trading strategies. Also, the Adviser manages other accounts. This increases the competition for the same trades which the Fund makes. There is no assurance that the Fund’s trading will generate the same results as any other accounts managed by the Adviser.

Structured Notes, Bonds and Debentures

Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account as discussed in the Cover Requirements section. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

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The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory, Inc.

Under guidelines adopted by the Trust’s Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

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Temporary Defensive Positions

In anticipation of or in response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and short-term U.S. government securities. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Cyber Security Risks

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholders transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risks management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1.       Diversification. With respect to 75% of its total assets, the Fund may not purchase any security (other than U.S. Government Securities or securities of other investment companies) if as a result: (i) more than 5% of the Fund’s total assets immediately after and as the result of such purchase would be invested in the securities of any one issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of a single issuer.

2.       Borrowing Money. The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

3.        Senior Securities. The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

4.        Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

5.        Concentration. The Fund will not invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements secured by U.S. government securities).

6.        Real Estate. The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

7.        Commodities. The Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing or selling securities or other instruments backed by commodities or purchasing, selling or entering into futures contracts, foreign currency

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forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with applicable provisions of federal securities or commodities laws.

8.        Loans. The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered fixed income securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4. Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Fund’ assets invested in certain securities or other instruments, or change in the average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of the Fund’s shareholders.

It is the Trust’s policy to:  (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Fund discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Fund discloses its portfolio holdings reports on Form N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Fund may choose to make portfolio holdings available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

· The Adviser. Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to the Fund’s portfolio holdings since that information is necessary in order for the Adviser to provide management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of the portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

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· Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

· MUFG Union Bank, N.A. is custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

· RSM US LLP is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing other audit, tax and related services for the Fund.

· Drinker Biddle & Reath LLP is counsel to the Fund; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients. The Fund’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures. The Fund’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (collectively, the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four individuals, all of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including, but not limited to, a President, a Secretary, a Treasurer, and a Chief Compliance Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure.  The Board is led by Mark Gersten, who has served as the Chairman of the Board since the Trust was first registered with the SEC in 2012.   Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, and (c) execution and administration of Trust policies, including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust, its series and each shareholder.

Board Risk Oversight.  The Board is comprised entirely of Independent Trustees and has established an Audit Committee and Valuation Committee, each with a separate chair.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting the risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

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Trustee Qualifications.  Generally, the Fund believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mark Garbin has over 30 years of experience in corporate balance sheet and income statement risk management for large asset managers. Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers. Mr. Garbin holds both a Chartered Financial Analyst (“CFA”) and Professional Risk Manager (“PRM”) designation and has earned advanced degrees in international business, negotiation and derivatives. Mark Gersten has over 35 years of business experience in the investment management business with a focus on mutual funds and alternative funds. He serves as a member of multiple other mutual fund boards and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his service to this board and extensive experience administering mutual funds. Mr. Gersten is a certified public accountant and holds an MBA in accounting. Neil Kaufman has over 30 years of experience as a corporate and securities attorney and possesses a deep understanding of the securities industry in general and financial statements in particular. Mr. Kaufman has previously served as the Chairman of a NASDAQ-listed technology company and the Chairman of the Banking & Securities Law Committee of the Nassau County Bar Association. Anita Krug has 9 years of experience as an attorney advising investment advisory firms and investment companies, particularly those managing hedge funds. She also has extensive experience as a law professor whose scholarship focuses on investment advisers, hedge funds and mutual funds. The Fund does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them well qualified.

Trustees and Officers.  The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below.   Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska  68130.

Independent Trustees*

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee, Valuation Committee Chairman	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	117	Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016); and Oak Hill Advisors Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985-2011)	117	Schroder Global Series Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014)
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Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
					and Altegris KKR Commitments Fund (2014-2016); Ramius Archview Credit and Distressed Fund (since 2015)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(2010-2016)	12	Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Professor (2016 to present) and Associate Professor, University of Washington School of Law (since 2014); Assistant Professor, University of Washington School of Law (2010-2014)	12	Altegris KKR Commitments Master Fund (since 2014) and Altegris KKR Commitments Fund (2014-2016); Centerstone Investors Trust (since 2016)

* Information is as of October 31, 2016.

** The term “Fund Complex” includes the Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust and Two Roads Shared Trust.

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Inception	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); and President and Manager, Blu Giant LLC (financial printer)(2004 - 2011)	N/A	Northern Lights Fund Trust (since 2013)
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Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary Since 2013	Vice President (2016 to Present) and Assistant Vice President, Gemini Fund Services, LLC, (2012 –2016); Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012); Senior Specialist, BNY Mellon Investment Servicing (US), Inc.(formerly PNC Global Investment Servicing (US) Inc.) (2008-2011).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Treasurer Since Inception	Senior Vice President (2012-present); Vice President (2004 to 2012); Gemini Fund Services, LLC.	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present).	N/A	N/A

* Information is as of October 31, 2016.

** The term “Fund Complex” includes the Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust and Two Roads Shared Trust.

Audit Committee. The Board has an Audit Committee that consists solely of Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The members of the Audit Committee are Mark Gersten, Mark Garbin, Anita Krug, and Neil Kaufman. The Audit Committee’s responsibilities include, among other things: (i) the selection, retention or termination of the Trust’s independent auditors and approval of audit and non-audit services to be provided by the independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.  During the fiscal year ended October 31, 2016, the Audit Committee met eight times.

Valuation Committee. The Board has a Valuation Committee that consists solely of Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The members of the Valuation Committee are Mark Gersten, Mark Garbin, Anita Krug, and Neil Kaufman. The Valuation Committee’s responsibilities include, among other things: (i) overseeing and monitoring implementation of the Trust’s Fund Securities Valuation Procedures by Gemini Fund Services, LLC (“GFS”) and the Trust’s Fair Value Committee; (ii) reviewing any fair valuation of the Fund’s securities by the Fair Value Committee (a “Fair Value Determination”); (iii) monitoring the Board’s fulfillment of its obligations with respect to the valuation of the Trust’s assets under the 1940 Act, including the rules adopted thereunder and applicable guidance with respect to investment company valuation matters by the SEC; (iv) overseeing the Fair Value Committee’s processes and procedures in making Fair Value Determinations and reporting, or causing to be reported, such Fair Value Determinations to the Board for its consideration periodically; (v) as appropriate, ratifying the Fair Value Committee’s policies and procedures in making and reporting Fair Value Determinations; (vi) reviewing the formulation of, or amendment to, valuation policies and fair value methodologies, including factors to be considered in Fair Value Determinations

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and how such factors are to be weighed, the valuation proposed by the Fair Value Committee, GFS and/or the Adviser and their assessment of the continued appropriateness of the valuation and fair value methodologies, and making recommendations with respect thereto for the consideration, and as appropriate, the adoption of such recommendations by the Board; (vii) periodically reviewing the role of the Fair Value Committee and making recommendations to the Board with respect to any changes or modifications; (viii) reviewing the reports required under the Trust’s Fund Securities Valuation Procedures; and (ix) considering any other matters requested by the Board. The Valuation Committee operates pursuant to a Valuation Committee Charter.  During the fiscal year ended October 31, 2016, the Valuation Committee met four times.

Compensation of Directors.  Effective January 1, 2016, the Trust pays each Independent Trustee a fee of $27,500 per annum, as well as reimbursements for any reasonable expenses incurred attending the meetings, to be paid at the end of each calendar quarter. In addition, the Chairman of the Board receives an additional annual fee of $10,000, the Chairman of the Audit Committee receives an additional annual fee of $5,000, and the Chairman of the Valuation Committee receives an additional annual fee of $5,000.

Prior to January 1, 2016, the Trust paid each Independent Trustee a fee of $25,000 per annum, as well as reimbursement for any reasonable expenses incurred attending the meetings, to be paid at the end of each calendar quarter. In addition, the Chairman of the Board received an additional annual fee of $10,000, the Chairman of the Audit Committee received an additional annual fee of $5,000, and the Chairman of the Valuation Committee received an additional annual fee of $5,000.

Additionally, effective July 1, 2016, in the event a meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting. In the event that a Special Meeting is required of any committee of the Board of Trustees, each member of the applicable committee will receive a fee of $500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting. The Board of Trustees reserves the right to waive any Special Meeting fees at its discretion.

No “interested persons” who serve as a Trustee of the Trust will receive any compensation for their services as Trustee. None of the executive officers receive compensation from the Trust. The Trust does not have a bonus, profit sharing, deferred compensation, pension or retirement plan.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ending October 31, 2016.

Name and Position	Aggregate Compensation From Trust*	Total Compensation From Trust and Fund Complex Paid to Trustees**
Mark Garbin	$ 31,875	$185,625
Mark Gersten	$36,875	$190,625
Neil Kaufman	$31,875	$31,875
Anita Krug	$26,875	$26,875

*The Trust has multiple series.  Trustees’ fees are allocated equally to each series in the Trust.

** The term “Fund Complex” includes the Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust and Two Roads Shared Trust.

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Trustees’ Ownership of Shares in the Fund.  As of December 31, 2015, the Trustees beneficially owned the following amounts in the Fund:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Mark Garbin	None	None
Mark Gersten	None	None
Neil Kaufman	None	None
Anita Krug	None	None

Management Ownership

Because there were no shares outstanding as of the date of this SAI, the Trustees and officers, as a group, owned 0% of the Fund’s outstanding shares. As of November 30, 2016, the Trustees and officers, as a group, owned less than 1% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

As of the date of this SAI, no shares of the Fund were outstanding.

INVESTMENT ADVISER

Investment Adviser and Investment Advisory Agreement

RVX Asset Management, LLC (“RVX” or the “Adviser”), located at 20900 NE 30th Street, Suite 401, Aventura, Florida 33180, serves as investment adviser to the Fund. Subject to the authority of the Board, RVX is responsible for the overall management of the Fund’s business affairs.

Under the Investment Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to the Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.  The Adviser also provides necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Investment

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Advisory Agreement was approved by the Board, including by a majority of the Independent Trustees, at a meeting held on October 18, 2016.

The following table sets forth the annual management fee rate payable by the Fund to the Adviser pursuant to the Investment Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets:

FUND	ADVISORY FEE
RVX Emerging Markets Equity Opportunity Fund	1.10%

The advisory fee is computed daily and payable monthly. The fee is allocated to each class of shares based upon the relative proportion of the Fund’s net assets represented by that class.

The Adviser has agreed contractually to waive its management fee and to reimburse expenses, other than expenses relating to acquired fund fees and expenses or extraordinary or non-recurring expenses, at least until March 1, 2018 such that net annual fund operating expenses of the Fund do not exceed the percentages in the table below. Waiver/reimbursement is subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. No reimbursement amount will be paid to the Adviser in any fiscal quarter unless the Board has determined in advance that a reimbursement is in the best interest of the Fund and its shareholders.  Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and increase its performance.

Fund	Class	Expense Cap	Minimum Duration
RVX Emerging Markets Equity Opportunity Fund	A	1.65%	March 1, 2018

RVX Emerging Markets Equity Opportunity Fund	I	1.35%	March 1, 2018
RVX Emerging Markets Equity Opportunity Fund	Investor	1.65%	March 1, 2018

Expenses not expressly assumed by the Adviser under the Investment Advisory Agreement are paid by the Fund.  Under the terms of the Investment Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled “The Distributor”), (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Investment Advisory Agreement will continue in effect for two years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Investment Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees, the Adviser, or by holders of a majority of the Fund’s outstanding shares. The Investment Advisory Agreement shall terminate automatically in the event of its assignment.

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Codes of Ethics

The Trust, the Adviser and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust (the “Code”), the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a separate code of ethics that applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Fund; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and (v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote, or cause to be voted, proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party.  If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client’s account. A copy of the Adviser’s proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 1-844-330-6747; and (2) on the SEC’s website at http://www.sec.gov and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Fund may terminate the Underwriting Agreement at any time, without the payment of any penalty, by vote of a majority of the entire Board or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Fund is newly organized and did not pay any compensation to the Distributor as of the date of this SAI.

Rule 12b-1 Plan

The Trust has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) pursuant to which the Fund is authorized to pay the Distributor, as compensation for the Distributor’s account maintenance services under the Plans, a distribution and shareholder servicing fee at the rate of up to 0.25% for Class A shares and Investor Class shares of the Fund’s average daily net

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assets attributable to the relevant class. Such fees are to be paid by the Fund monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Fund’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Plans authorize payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Fund will bear its own costs of distribution with respect to its shares. The Recipients or other entities also receive the proceeds and contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plans.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of each Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on a Plan. A Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

A Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Plan. During the term of a Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of each Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

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PORTFOLIO MANAGERS

Cindy New and Robin Kollannur are jointly and primarily responsible for the day-to-day management of the Fund (each a “Portfolio Manager,” and collectively, the “Portfolio Managers”). As of December 1, 2016, the Portfolio Managers were responsible for the management of the following types of accounts in addition to the Fund:

Cindy New

Account Type Investment Team	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$500,000	0	$0

Robin Kollanur

Account Type Investment Team	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$500,000	0	$0

Conflicts of Interest

The Adviser manages assets for other pooled investment vehicles and/or other accounts. Accordingly, potential conflicts of interest may be present. For example, the Adviser may receive fees from certain accounts that are higher than the fees received from the Fund, or receive a performance-based fee on certain accounts. In those instances, a Portfolio Manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, to the extent that a Portfolio Manager seeks to purchase or sell the same security for multiple client accounts and the order is only partially filled, the Adviser has an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time. Notwithstanding the foregoing, the Adviser will act in the best interest of the Fund in accordance with its fiduciary duty to the Fund.

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Compensation

As of the date of this SAI, the Portfolio Managers are paid a base salary as well as incentive compensation for their roles as managing partners of RVX.

Ownership of Securities

As of the date of this SAI, no shares of the Fund were outstanding and the Portfolio Managers did not beneficially own any shares of the Fund.

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the Portfolio Managers, who are employees of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•	the best net price available;
•	the reliability, integrity and financial condition of the broker or dealer;
•	the size of and difficulty in executing the order; and
•	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than those of the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC (“GFS”), which has its principal office at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as administrator, fund accountant and transfer agent for the Fund pursuant to the Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board.  GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on October 18, 2016 and will remain in effect for two years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

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Under the Agreement, GFS performs administrative services for the Fund, including: (1) monitor the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitor the Fund’s holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) prepare and maintain the Trust’s operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinate the Trust’s audits and examinations by assisting the Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Fund by GFS, the Fund pays GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services.

Custodian

MUFG Union Bank, N.A. (the “Custodian”) serves as the custodian of the Fund’s assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets. The Custodian’s principal place of business is 350 California Street, 6th Floor, San Francisco, CA 94104.

Chief Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a

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particular series or classes. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  The Trust’s Secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and conducted a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "How Shares Are Priced," the net asset value ("NAV") of the Fund’s shares is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding.

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

The Trust expects that the New York Stock Exchange (“NYSE”) will be closed on the following days: weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Fund’s Fair Valuation Committee in accordance with procedures approved by the Board and as further described below.

The Fund will use an independent pricing service (“Pricing Service”) to calculate the fair market value of the Fund’s foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the Pricing Service will generally reflect market trading that occurs after the close of the applicable foreign markets of

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comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The Pricing Service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Fund’s Fair Valuation Committee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Under certain conditions, for example if market quotations are not readily available or believed to be unreliable or trading in a security or securities is halted, securities will be valued at their fair market value as determined in good faith in accordance with the Fund’s valuation procedures adopted by the Board of Trustees in accordance with the 1940 Act and evaluated by the Board as to the reliability of the fair value method used.~~.~~ The valuation procedures also require fair valuation of certain other types of securities, such as illiquid securities. In each of these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may differ materially than the value that could be realized if the security were sold. The fair value prices can differ from market prices when they become available or when a price becomes available. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the Fund may assign to the same security. Prices of foreign (non-U.S.) securities quoted in foreign (non-U.S.) currencies will be translated into U.S. dollars at current rates. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is generally calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of the NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder’s shares of the Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the prospectuses will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

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TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders, as described more fully below. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its investment company taxable income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Investment company taxable income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Investment company taxable income is made up of dividends and interest less expenses, plus any excess of net short-term capital gains over net long-term capital losses. Net capital gain (that is, the excess of net long-term capital gains over net-short-term capital losses) for a fiscal year is computed by taking into account any capital loss carry forward of the Fund. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.  Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and net income from “publicly traded partnerships” (as defined in Section 851(h) of the Code), and (b) diversify its holding so that, at the end of each quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its investment company taxable income without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including net capital gain distributed to shareholders. If, however, the Fund meets such distribution requirements, but chooses to retain a portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained.

The Fund intends to distribute all of its investment company taxable income and any net capital gains in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of investment company taxable income and net capital gain will be made after the end of each fiscal year ending October 31, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its investment company taxable income and net capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s investment company taxable income or net capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s investment company taxable income or net capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year

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plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.  In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of investment company taxable income are taxable to shareholders as ordinary income. Because the Fund’s income is derived primarily from sources that do not pay “qualified dividend income,” dividends from the Fund generally are not expected to qualify for taxation at the long-term capital gain rates available to individuals on qualified dividend income. Furthermore, dividends from the Fund generally are not expected to qualify for the dividends-received deduction for shareholders that are corporations. Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in his or her Fund shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. Distributions of investment company taxable income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash the shareholder could have received.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

An additional 3.8% Medicare tax will be imposed on certain investment company taxable income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect social security number or taxpayer identification number or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The Fund (or its administrative agent) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

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Foreign Shareholders

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. federal income tax at a rate of 30% (or at a lower rate under a tax treaty) and the possibility they may be subject to U.S. estate tax. FA portion of the Fund’s distributions received by a foreign shareholder may, however, be exempt from U.S. withholding tax to the extent properly reported by the Fund as attributable to U.S. source interest income and short-term capital gains.

Ordinary dividends, redemption payments and certain capital gain dividends to a foreign shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to a U.S. withholding tax at a 30% rate. Withholding on redemption payments and certain capital gain dividends is currently scheduled to begin after December 31, 2018. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear. A foreign shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Passive Foreign Investment Companies

Investment by the Fund in a “passive foreign investment company” (“PFIC”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated fixed income securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an

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itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated fixed income securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount, Pay-In-Kind and Market Discount Securities

Investments by the Fund in zero coupon securities, deferred interest securities, other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently) or pay-in-kind securities will require the Fund to accrue income on such investments for each taxable year, generally prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its distribution requirements.

By holding the foregoing kinds of securities, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

RSM US LLP, located at 555 17th Street, Suite 1000, Denver, CO 80202, serves as the independent registered public accounting firm for the current fiscal year.  The firm provides services including audit of annual financial statements and other audit related and tax services for the Fund.

LEGAL COUNSEL

Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, PA 19103 serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The Fund has not yet commenced operations and, therefore, has not produced financial statements. Once produced, you may obtain a copy of the financial statements contained in the Fund’s annual or semi-annual report without charge by calling the Fund at 1-844-330-6747.

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APPENDIX A

PROXY VOTING PROCEDURES

RVX ASSET MANAGEMENT LLC - PROXY VOTING POLICY

The SEC has adopted Rule 206(4)-6, which governs proxy voting by an investment adviser on behalf of its client. This rule requires that each adviser must cast all proxy votes in a manner consistent with the best interests of its client. In adherence to the rule RVX will describe its proxy voting procedures in its ADV Part 2 Brochure and provide copies to its clients. Included in this Brochure, RVX will instruct clients as to how they may obtain information on how RVX voted their proxies. This Brochure and future amendments must be provided to clients within 180 days after the amendment, including any amendment to any proxy procedures. A letter must accompany the Part 2 Brochure identifying the new disclosure.

Mutual funds and other registered management investment companies are required to disclose each year how they vote proxies relating to portfolio securities they hold. Not later than August 31st of each year, a mutual fund must file with the SEC a report known as Form N-PX, containing the fund’s complete proxy voting record for the most recent 12-month period ended June 30th. Funds were required to file their first Form N-PX not later than August 31, 2004. A mutual fund must disclose the following information on Form N-PX for each matter relating to a portfolio security considered at a shareholder meeting and on which the fund is entitled to vote:

•	the name of the issuer of the portfolio security;
•	the exchange ticker symbol of the portfolio security;
•	the Committee on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security;
•	the shareholder meeting date;
•	a brief identification of the matter voted on;
•	whether the matter was proposed by the issuer or a security holder;
•	whether the fund cast its vote on the matter;
•	how the fund cast its vote (for example, for or against the proposal, or abstain; for or withhold regarding election of directors); and
•	whether the fund cast its vote for or against management.

If obligated via Fund related documentation RVX will complete Form N-PX (which may be conducted via assistance from third party vendor). It is RVX’s duty to monitor corporate actions and vote its clients’ proxies. RVX’s policy is to always vote a proxy in the best interest of the client. In regards to any Exchange Traded Fund (ETF) investments will seek to mirror vote any proxies, which will be the same methodology applied for voting any conflicts of interest. Should RVX find itself in conflict of interest with its client on a proxy matter, RVX will disclose the conflict in writing to the client and propose the vote it intends to cast. The client must consent in writing to the proposed vote. If the client objects, it must instruct RVX as to the vote to be cast. RVX will follow that instruction

As part of its recordkeeping requirements, RVX will retain copies of its voting policies and any amendments thereto. RVX maintains (i) all proxy statements received regarding the client’s securities,

(ii)   an electronic “Proxy Voting” log and hard copies and/or other records reflecting votes cast on behalf of the client (iii) copies of communications with the client disclosing a conflict of interest and the client’s response (iv) records of the client’s request for proxy voting information, and (v) any documents prepared or used by the adviser that were material to making a decision on how a vote should be cast.

RVX will maintain hard copy folders of all proxy information received and the Compliance Associate/CCO will review the log on a monthly basis to ensure that all proxies are voted in accordance with these policies and procedures.

Mutual Fund - Proxy Voting
Responsibility	Compliance Associate
Chief Compliance Officer (CCO)
Managing Partners - Equities
Frequency	Ongoing, as necessary
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Action	Review Mutual Fund advisory or sub-advisory
agreement for proxy voting obligations
Complete periodic attestations (upon request) related
to proxy voting
Identify and coordinate proxy voting with Mutual
Fund’s designated party.
Describe proxy voting procedures in ADV Part 2
Brochure and provide to clients
Electronic and hard copy of “Proxy Voting” log will
be maintained for all proxies that are voted
CCO will review the log of all proxy material
received on a quarterly basis
Provide amendments within 180 days
Disclose conflicts in writing and propose vote
Record	ADV Part 2 Brochure
Letter accompanying amendments
Letter disclosing conflicts
Maintain log of all proxy material received
Maintain electronic “Proxy Voting” log for all
proxies voted
Retain hard copies of voting policies and
amendments; proxy statements; records reflecting
votes cast; copies of client communications; client
request for proxy voting information; document(s)
used by advisor when determining how vote should
be cast; and all proxy information received
Retention	Five years

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APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S & P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S & P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S & P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks – S & P Global Ratings issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

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Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

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“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S & P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S & P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S & P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S & P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where

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default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S & P Global Ratings does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - S & P Global Ratings issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

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“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

46

Municipal Note Ratings

An S & P Global Ratings U.S. municipal note rating reflects S & P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S & P Global Ratings analysis will review the following considerations:

h	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

h	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

47

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

An S & P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S & P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. They include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary for a wide variety of potential reasons, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

48

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market.

48

TWO ROADS SHARED TRUST

PART C

OTHER INFORMATION

Item 28.		Financial Statements and Exhibits

(a)	(1)	Amended Agreement and Declaration of Trust dated October 15, 2012[3]
	(2)	Certificate of Trust as filed with the State of Delaware on June 8, 2012[1]

(b)		Registrant’s By–Laws[1]

(c)		Instruments Defining Rights of Security Holders – see relevant portions of Certificate of Trust and By-Laws

(d)	(1)	Amended and Restated Investment Advisory Agreement between Registrant and LJM Funds Management, Ltd. with respect to the LJM Preservation and Growth Fund and LJM Income Plus Fund[17]
	(2)	Amended and Restated Investment Advisory Agreement between Registrant and Superfund Advisors, Inc. with respect to the Superfund Managed Futures Strategy Fund[17]
	(3)	Investment Advisory Agreement between Registrant and Satuit Capital Management, LLC with respect to the Satuit West Shore Real Return Fund (formerly called the West Shore Real Return Fund)[23]
	(4)	Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC with respect to the Redwood Managed Volatility Fund[6]
	(5)	Amended and Restated Investment Advisory Agreement between Registrant and IronHorse Capital, LLC with respect to the Conductor Global Equity Value Fund (formerly called the Conductor Global Fund)[16]
	(6)	Investment Advisory Agreement between Registrant and Anfield Capital Management, LLC, with respect to the Anfield Universal Fixed Income Fund[9]
	(7)	Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC with respect to the Redwood Managed Volatility Portfolio[10]
	(8)	Investment Advisory Agreement between Registrant and Breithorn Capital Management LLC, with respect to the Breithorn Long/Short Fund [12]
	(9)	Investment Advisory Agreement between Registrant and Anfield Capital Management, LLC, with respect to the Affinity Small Cap Fund[14]
	(10)	Sub-Advisory Agreement among Registrant, Anfield Capital Management, LLC and Affinity Investment Advisors, LLC with respect to the Affinity Small Cap Fund [14]
	(11)	Investment Advisory Agreement between Registrant and Hanlon Investment Management, Inc., with respect to the Hanlon Managed Income Fund and Hanlon Tactical Dividend and Momentum Fund[15]
	(12)	Amended Exhibit A to Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC with respect to the Redwood Managed Volatility Fund[14]
	(13)	Amended Exhibit A to Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC with respect to the Redwood Managed Volatility Portfolio[14]
	(14)	Investment Advisory Agreement between Registrant and Holbrook Holdings, Inc. with respect to the Holbrook Income Fund[21]
	(15)	Interim Investment Advisory Agreement between Registrant and Satuit Capital Management, LLC with respect to the Satuit West Shore Real Return Fund (formerly called the West Shore Real Return Fund).[23]
	(16)	Investment Advisory Agreement between Registrant and RVX Asset Management, LLC with respect to the RVX Emerging Markets Equity Opportunity Fund is filed herewith.
	(17)	Amended Exhibit A to Investment Advisory Agreement between Registrant and IronHorse Capital, LLC with respect to the Conductor Global Equity Value Fund (formerly called the Conductor Global Fund)[23]

(e)		Underwriting Agreement between Registrant and Northern Lights Distributors, LLC[15]

(f)		Bonus or Profit Sharing Contracts – None

(g)	(1)	Custodial Agreement between the Registrant and MUFG Union Bank, N.A. (formerly Union Bank, N.A.)[2]
	(2)	Custodial Agreement between the Registrant and Huntington Bank, N.A.[13]
	(3)	Custodial Agreement between the Registrant and The Bank of New York Mellon[15]

(h)	(1)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC[2]
	(2)	Expense Limitation Agreement between the Registrant and LJM Funds Management, Ltd., with respect to the LJM Preservation and Growth Fund[8]
	(3)	Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC[2]
	(4)	Expense Limitation Agreement between the Registrant and Satuit Capital Management, LLC with respect to the Satuit West Shore Real Return Fund (formerly called the West Shore Real Return Fund)[23]
	(5)	Expense Limitation Agreement between the Registrant and Redwood Investment Management, LLC with respect to the Redwood Managed Volatility Fund[6]
	(6)	Expense Limitation Agreement between the Registrant and IronHorse Capital, LLC with respect to the Conductor Global Equity Value Fund (formerly called the Conductor Global Fund)[7]
	(7)	Fee Waiver Agreement between Registrant and Anfield Capital Management, LLC, with respect to the Anfield Universal Fixed Income Fund[8]
	(8)	Expense Limitation Agreement between Registrant and Anfield Capital Management, LLC, with respect to the Anfield Universal Fixed Income Fund[9]
	(9)	Expense Limitation Agreement between the Registrant and Redwood Investment Management, LLC with respect to the Redwood Managed Volatility Portfolio[10]
	(10)	Participation Agreement between Registrant, with respect to the Redwood Managed Volatility Portfolio and Jefferson National Life Insurance Company[11]
	(11)	Expense Limitation Agreement between the Registrant and Breithorn Capital Management LLC, with respect to the Breithorn Long/Short Fund[12]
	(12)	Amended Appendix A to Expense Limitation Agreement between Registrant and LJM Funds Management, Ltd., with respect to the LJM Preservation and Growth Fund[13]
	(13)	Amended Appendix A to Expense Limitation Agreement between Registrant and Ironhorse Capital LLC, with respect to the Conductor Global Equity Value Fund (formerly called the Conductor Global Fund) [19]
	(14)	Expense Limitation Agreement between Registrant and Anfield Capital Management, LLC with respect to the Affinity Small Cap Fund[14]
	(15)	Expense Limitation Agreement between Registrant and Hanlon Investment Management, Inc., with respect to the Hanlon Managed Income Fund and Hanlon Tactical Dividend and Momentum Fund[15]
	(16)	Amended Appendix A to Expense Limitation Agreement between Registrant and Redwood Investment Management, LLC with respect to the Redwood Managed Volatility Fund[14]
	(17)	Expense Limitation Agreement between Registrant and Holbrook Holdings, Inc. with respect to the Holbrook Income Fund[21]
	(18)	Amended Appendix A to Expense Limitation Agreement between Registrant and Hanlon Investment Management, Inc., with respect to the Hanlon Managed Income Fund and Hanlon Tactical Dividend and Momentum Fund[20]
	(19)	Interim Expense Limitation Agreement between the Registrant and Satuit Capital Management, LLC with respect to the Satuit West Shore Real Return Fund (formerly called the West Shore Real Return Fund) [23]
	(20)	Expense Limitation Agreement between Registrant and RVX Asset Management, LLC with respect to the RVX Emerging Markets Equity Opportunity Fund is filed herewith.
	(21)	Amended Appendix A to Expense Limitation Agreement between Registrant and IronHorse Capital, LLC with respect to the Conductor Global Equity Value Fund (formerly called the Conductor Global Fund)[23]

(i)	(1)	Legal Opinion and Consent is filed herewith.

(j)	(1)	Consent of Independent Public Accounting Firm - None
	(2)	Powers of Attorney[22]
	(3)	Resolution of the Board Authorizing Use of Powers of Attorney[22]

(k)		Omitted Financial Statements – None

(l)		Subscription Agreement[2]

(m)	(1)	Class A Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1[6]
	(2)	Class C Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1[6]
	(3)	Class R Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1[6]
	(4)	Class N Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1[6]
	(5)	Amended Exhibit A to Class A Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1is filed herewith.
	(6)	Amended Exhibit A to Class C Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is filed herewith.
	(7)	Amended Exhibit A to Class R Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1[18]
	(8)	Amended Exhibit A to Class N Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1[10]
	(9)	Investor Class Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is filed herewith.

(n)	(1)	Amended Rule 18f-3 Plan[6]
	(2)	Amended Appendix A to Rule 18f-3 Plan is filed herewith.

(o)		Reserved

(p)	(1)	Code of Ethics for the Trust[2]
	(2)	Code of Ethics for LJM Funds Management, Ltd[4]
	(3)	Code of Ethics for Northern Lights Distributors, LLC[2]
	(4)	Code of Ethics for Anfield Capital Management, LLC[3]
	(5)	Code of Ethics for Superfund Advisors, Inc.[5]
	(6)	Code of Ethics for Satuit Capital Management [23]
	(7)	Code of Ethics for Redwood Investment Management, LLC[6]
	(8)	Code of Ethics for IronHorse Capital, LLC[7]
	(9)	Code of Ethics for Breithorn Capital Management LLC[12]
	(10)	Code of Ethics for Affinity Investment Advisors[14]
	(11)	Code of Ethics for Hanlon Investment Management, Inc.[15]
	(12)	Code of Ethics for Holbrook Holdings, Inc. [21]
	(13)	Code of Ethics for RVX Asset Management LLC is filed herewith.

1 Previously filed on June 28, 2012 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

2 Previously filed on October 26, 2012 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

3 Previously filed on March 14, 2013 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

4 Previously filed on May 9, 2013 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

5 Previously filed on June 5, 2013 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

6 Previously filed on October 22, 2013 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

7 Previously filed on December 20, 2013 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

8 Previously filed on February 28, 2014 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

9 Previously filed on August 11, 2014 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

10 Previously filed on August 22, 2014 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

11Previously filed on November 21, 2014 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

12 Previously filed on November 21, 2014 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

13 Previously filed on February 27, 2015 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

14 Previously filed on July 24, 2015 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

15 Previously filed on August 12, 2015 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

16 Previously filed on October 22, 2015 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

17 Previously filed on December 23, 2015 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

18 Previously filed on February 26, 2016 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

19 Previously filed on February 29, 2016 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

20 Previously filed on May 31, 2016 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

21 Previously filed on June 13, 2016 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

22 Previously filed on September 16, 2016 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

23 Previously filed on October 4, 2016 in the Registrant’s Registration Statement on Form N-1A and hereby incorporated by reference.

Item 29. Control Persons.

None.

Item 30. Indemnification.

Article VIII, Section 2(a) of the Amended Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing contained in the Amended Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) of the Amended Agreement and Declaration of Trust provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Amended Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 11 of the Investment Advisory Agreement between Registrant and LJM Funds Management, Ltd. (“LJM”), incorporated herein by reference to exhibit (d)(1), provides for the indemnification of LJM against certain losses.

Section 11 of the Investment Advisory Agreement between Registrant and Superfund Advisors, Inc. (“Superfund”), incorporated herein by reference to exhibit (d)(2), provides for the indemnification of Superfund against certain losses.

Section 5 of the Investment Advisory Agreements between Registrant and Redwood Investment Management, LLC (“Redwood”), incorporated herein by reference to exhibits (d)(4) and (d)(7) provides for the indemnification of Redwood against certain losses.

Section 5 of the Investment Advisory Agreement between Registrant and IronHorse Capital, LLC (“IronHorse”), incorporated herein by reference to exhibit (d)(5), provides for the indemnification of IronHorse against certain losses.

Section 5 of the Investment Advisory Agreements between Registrant and Anfield Capital Management, LLC (“Anfield”), incorporated herein by reference to exhibit (d)(6) and (d)(9), provide for the indemnification of Anfield against certain losses.

Section 5 of the Investment Advisory Agreement between Registrant and Breithorn Capital Management, LLC (“Breithorn”), incorporated herein by reference to exhibit (d)(8), provides for the indemnification of Breithorn against certain losses.

Section 5 of the Sub-Advisory Agreement between Registrant, Anfield and Affinity Investment Advisors, LLC (“Affinity”), incorporated herein by reference to exhibit (d)(10), provides for the indemnification of Affinity against certain losses.

Section 5 of the Advisory Agreement between Registrant and Hanlon Investment Management, Inc. (“Hanlon”), incorporated herein by reference to exhibit (d)(11), provides for the indemnification of Hanlon against certain losses.

Section 5 of the Advisory Agreement between Registrant and Holbrook Holdings, Inc., incorporated herein by reference to exhibit (d)(14), provides for the indemnification of Holbrook against certain losses.

Section 5 of the Advisory Agreement between Registrant and Satuit Capital Management (“Satuit”), incorporated herein by reference to exhibit (d)(3), provides for the indemnification of Satuit against certain losses.

Section 5 of the Advisory Agreement between Registrant and RVX Asset Management, LLC (“RVX”) incorporated herein by reference to exhibit (d)(16), provides for the indemnification of RVX against certain losses.

The Underwriting Agreement provides that the Registrant agrees to indemnify, defend and hold Northern Lights Distributors, LLC (NLD), its several officers and directors, and any person who controls NLD within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which NLD, its officers and directors, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration Statement or any Prospectus, (ii) any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading, (iii) the Registrant’s  failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand, or (iv)  the Registrant’s failure to provide NLD with advertising or sales materials to be filed with the FINRA on a timely basis.

The Fund Services Agreement with Gemini Fund Services, LLC (GFS) provides that the Registrant agrees to indemnify and hold GFS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Registrant’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Registrant’s lack of good faith, gross negligence or willful misconduct with respect to the Registrant’s performance under or in connection with this Agreement.

The Consulting Agreement with Northern Lights Compliance Services, LLC (NLCS) provides that the Registrant agree to indemnify and hold NLCS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Trust’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Trust’s lack of good faith, gross negligence or willful misconduct with respect to the Trust’s performance under or in connection with the Agreement.  NLCS shall not be liable for, and shall be entitled to rely upon, and may act upon information, records and reports generated by the Trust, advice of the Trust, or of counsel for the Trust and upon statements of the Trust’s independent accountants, and shall be without liability for any action reasonably taken or omitted pursuant to such records and reports.

Item 31. Activities of Investment Adviser and Sub-Adviser.

Certain information pertaining to the business and other connections of each Adviser of each series of the Trust is hereby incorporated herein by reference to the section of the respective Prospectus captioned “Investment Adviser” and to the section of the respective Statement of Additional Information captioned “Investment Advisory and Other Services.” The information required by this Item 31 with respect to each director, officer or partner of each Adviser is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”). Each Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

LJM Funds Management, Ltd., the Adviser to the LJM Preservation and Growth Fund and LJM Income Plus Fund – File No. 801-76983

Anfield Capital Management, LLC, the Adviser to the Anfield Universal Fixed Income Fund and Affinity Small Cap Fund – File No. 801-77714

Superfund Advisors, Inc., the Adviser to the Superfund Managed Futures Strategy Fund – File No. 801-77984

Redwood Investment Management, LLC, the Adviser to the Redwood Managed Volatility Fund and Redwood Managed Volatility Portfolio – File No. 801-78563

IronHorse Capital, LLC, the Adviser to the Conductor Global Equity Value Fund – File No. 801-78730

Breithorn Capital Management LLC, the Adviser to the Breithorn Long/Short Fund – File No. 801-70451

Affinity Investment Advisors, LLC, the Sub-Adviser to the Affinity Small Cap Fund – File No. 801-42015

Hanlon Investment Management, Inc., the Adviser to the Hanlon Managed Income Fund and Hanlon Tactical Dividend and Momentum Fund – File No. 801-60889

Holbrook Holdings, Inc., the Adviser to the Holbrook Income Fund – File No. 801-107682

Satuit Capital Management, LLC, the Adviser to the Satuit West Shore Real Return Fund – File No. 801-57862

RVX Asset Management, LLC, the Adviser to the RVX Emerging Markets Equity Opportunity Fund– File No. 801-107281

Item 32. Principal Underwriter.

(a) Northern Lights Distributors, LLC (“NLD”), the principal underwriter of the Registrant, also acts as principal underwriter for the following: AmericaFirst Quantitative Funds, Arrow ETF Trust, Arrow QVM Equity Factor ETF a series of the Arrow Investments Trust, BlueArc Multi-Strategy Fund, Centerstone Investors Trust, Copeland Trust, Crow Point Global Dividend Plus Fund, Equinox Funds Trust, Forethought Variable Insurance Trust, Hays Series Trust, Miller Investment Trust, Morgan Creek Series Trust, Mutual Fund Series Trust, Mutual Fund and Variable Insurance Trust, Neiman Funds Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, PREDEX, The Multi-Strategy Growth & Income Fund, The Saratoga Advantage Trust, Total Income+ Real Estate Fund, Tributary Funds, Inc., and Vertical Capital Income Fund.

(b) Northern Lights Distributors, LLC is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of Northern Lights Distributors, LLC is 17605 Wright Street, Omaha, Nebraska 68130. To the best of Registrant’s knowledge, the following are the members and officers of Northern Lights Distributors, LLC:

Name	Positions and Offices with Underwriter	Positions and Offices with the Trust
Brian Nielsen	Manager, CEO, Secretary	None
Bill Wostoupal	President	None
Daniel Applegarth	Treasurer/FINOP	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None
Bill Strait	General Counsel	None

(c) Not Applicable.

Item 33. Location of Accounts and Records.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the Investment Company Act of 1940, as amended, for the Registrant.  These services are provided to the Registrant for such periods prescribed by the rules and regulations of the U.S. Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

1.	MUFG Union Bank, National Association, 350 California Street 6th Floor, San Francisco, California 94104 (records relating to its function as custodian)
2.	Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 (records relating to its functions as administration, accounting and transfer agent and Registrant’s Declaration of Trust, By-Laws and Minutes)
3.	Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130 (records relating to its function as principal underwriter)
4.	LJM Funds Management, Ltd., One Financial Place, 440 S. La Salle Street, Suite 2301, Chicago, IL 60605 (records relating to its function as investment adviser)
5.	Superfund Advisors, Inc., Superfund Office Building, Grand Anse P.O. Box 1803 St. Georges, Grenada W.I (records relating to its function as investment adviser)
6.	Redwood Investment Management, LLC, 1117 S. Robertson Boulevard, Los Angeles, CA 90035 (records relating to its function as investment adviser)
7.	IronHorse Capital LLC, 3102 West End Avenue, Suite 400, Nashville, TN 37203 (records relating to its function as investment adviser)
8.	Anfield Capital Management, LLC, 4695 MacArthur Court, Suite 430, Newport Beach, CA 92660 (records relating to its function as investment adviser)
9.	Breithorn Capital Management LLC, 509 Madison Avenue, 16th Floor, New York, NY 10022 (records relating to its function as investment adviser)
10.	Huntington Bank, N.A., 7 Easton Oval, Columbus, OH 43219 (records relating to its function as custodian)
11.	Affinity Investment Advisors, LLC, 18111 Von Karman Ave., Suite 550, Irvine, CA 92612 (records relating to its function as sub-adviser)
12.	Hanlon Investment Management, Inc., 3393 Bargaintown Road, Egg Harbor Twp., NJ 08234 (records relating to its function as investment adviser)
13.	The Bank of New York Mellon, One Wall Street, New York, New York 10286 (records relating to its function as custodian)

14.	Holbrook Holdings, Inc., 2670 NW Lovejoy Street, Portland, OR 97210 (records relating to its function as investment adviser)

15.	Satuit Capital Management, LLC, 1001 Westhaven Boulevard, Suite 125-B, Franklin, TN 37064 (records relating to its function as investment adviser)

16.	RVX Asset Management, LLC, 20900 NE 30th Street, Suite 401, Aventura, Florida 33180 (records relating to its function as investment adviser)

Item 34. Management Services. Not Applicable.

Item 35. Undertakings. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hauppauge, State of New York, on the 2nd day of December, 2016.

Two Roads Shared Trust

By:

Andrew Rogers*

President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Mark D. Gersten*	_________________________ Trustee & Chairman	December 2, 2016
Mark Garbin*	_________________________ Trustee	December 2, 2016
Neil M. Kaufman*	_________________________ Trustee	December 2, 2016
Anita K. Krug*	_________________________ Trustee	December 2, 2016
Andrew Rogers*	_________________________ President and Principal Executive Officer	December 2, 2016
James Colantino*	_________________________ Treasurer and Principal Financial Officer	December 2, 2016

*By: /s/ Richard A. Malinowski

Richard A. Malinowski

Attorney in fact

Exhibit Index

EX-99	(d)(16)	Investment Advisory Agreement between Registrant and RVX Asset Management, LLC with respect to the RVX Emerging Markets Equity Opportunity Fund
EX-99	(h)(20)	Expense Limitation Agreement between Registrant and RVX Asset Management, LLC with respect to the RVX Emerging Markets Equity Opportunity Fund .
EX-99	(i)(1)	Legal Opinion and Consent of Drinker Biddle & Reath LLP
EX-99	(m)(5)	Amended Exhibit A to Class A Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1
EX-99	(m)(6)	Amended Exhibit A to Class C Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1
EX-99	(m)(9)	Investor Class Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1
EX-99	(n)(2)	Amended Appendix A to Rule 18f-3 Plan
EX-99	(p)(13)	Code of Ethics for RVX Asset Management LLC